UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (614) 388-8908

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

2018 Annual Meeting of Stockholders

On June 12, 2018, Intellinetics, Inc., a Nevada corporation (the “Company”), held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). A total of 17,729,421 shares of Common Stock, par value $.001 per share, were issued and outstanding on April 13, 2018, the record date for the 2018 Annual Meeting, and were entitled to vote thereat, of which 14,025,086 shares were present, in person or by proxy, thus constituting a quorum at the 2018 Annual Meeting.

Set forth below are the voting results on each of the four proposals submitted to and voted upon by the stockholders at the 2018 Annual Meeting, which proposals are described in the Company’s Proxy Statement for the 2018 Annual Meeting:

Proposal 1: Election of Directors

The following nominees were elected as directors, each to serve for a term of one year and until his or her successor is duly elected and qualified, by the vote set forth below:

	For	Withheld	Broker Non-Votes
Matthew L. Chretien	10,697,931	48,228	3,069,793
Rye D’Orazio	10,697,931	48,228	3,069,793
Robert C. Schroeder	10,697,931	48,228	3,069,793
Sophie Pibouin	10,697,931	48,228	3,069,793
Murray Gross	10,697,931	48,228	3,069,793

Proposal 2: Adoption of Amendments to Plan

The Plan Amendments to the 2015 Intellinetics, Inc. Equity Incentive Plan are duly adopted and approved, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
10,235,294	198,386	322,074	3,060,198

Proposal 3: Adoption of Charter Amendment

The Charter Amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance by 25,000,000 shares to a total of 75,000,000 shares is duly adopted and approved, by the vote set forth below:

For	Against	Abstain
13,116,921	588,091	320,074

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment by the Audit Committee of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified, by the vote set forth below:

For	Against	Abstain
13,584,961	194,385	36,606

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ James F. DeSocio
James F. DeSocio
President and Chief Executive Officer

Dated: June 18, 2018